UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2005 (November 10, 2005)
Bill Barrett Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32367 (Commission File No.)	80-0000545 (IRS Employer Identification No.)

1099 18th Street, Suite 2300 Denver, Colorado (Address of principal executive offices)	80202 (Zip Code)
(303) 293-9100
(Registrant’s telephone number, including area code)
Not Applicable
(Former names or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release
Presentation

Item 7.01. Regulation FD Disclosure.
     On November 10, 2005, the Company issued a press release announcing its participation in both the Banc of America Securities 2005 Energy Conference, which is to be held in Boca Raton, Florida on November 13-15, 2005, and the Lehman Brothers Small Cap Conference to be held in Carlsbad, California on November 16-18, 2005. Company Chairman and Chief Executive Officer Bill Barrett will present to the Banc of America conference on Tuesday, November 15 at 8:40 a.m. EST and to the Lehman Brothers conference on Thursday, November 17 at 8:40 a.m. PST. Each of Mr. Barrett’s presentations, including the audio portion, will be available on the Company’s website at http://www.billbarrettcorp.com. The material Mr. Barrett will present, along with each conference’s respective audio, will be available on this website until January 18, 2006.
     A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. A copy of Mr. Barrett’s presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K
     In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release, dated November 10, 2005

99.2	Presentation to be made on November 15, 2005 and November 17, 2005

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2005	BILL BARRETT CORPORATION
	By:	/s/ Francis B. Barron
Francis B. Barron
Senior Vice President — General Counsel

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated November 10, 2005

99.2	Presentation to be made on November 15, 2005 and November 17, 2005

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